UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2009
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50767	04-3523569
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC	27518
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1Press release dated August 11, 2009

EXPLANATORY NOTE
This amendment to the Current Report on Form 8-K filed by Cornerstone Therapeutics Inc. (the “Company”) with the Securities and Exchange Commission on August 11, 2009 is filed solely to correct a clerical error whereby the wrong version of the Company's press release dated August 11, 2009 was filed as Exhibit 99.1 to the original Form 8-K. The correct version of the Company's press release is filed as Exhibit 99.1 to this amendment.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     See the Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Date: August 11, 2009	By:	/s/ David Price
David Price
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

Exhibit 99.1	Press release dated August 11, 2009.